UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549
                    __________________________________


                                 FORM 8-K

                       Current Report Pursuant to
                         Section13 or 15(d) of
                  The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  July 29, 2005
                      ________________________________


                            MONARCH SERVICES, INC.
            (Exact name of registrant as specified in its charter)



      Maryland                       000-08512                52-1073628
(State or other jurisdiction     (Commission File          (I.R.S. Employer
     of Incorporation)                Number)              Identification No.)



               4517 Harford Road, Baltimore, Maryland 21214
             (Address of principal executive offices/Zip Code)


    Registrant's telephone number, including area code: (410) 254-9200


                              Not Applicable
        (Former name or former address, if changed since last report)

                      ________________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





                 INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            (b) Departure of Director.

             On July 29, 2005, Gregory S. Oler resigned from the Board of Directors of Monarch Services, Inc. (the "Company"). Mr. Oler served on the Board's Audit Committee. This event was previously disclosed in
Item 8B of Part II of the Company's Annual Report on Form 10-KSB for the year ended April 30, 2005.



                            Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MONARCH SERVICES, INC.


Date: July 20, 2006                        By:/s/Jackson Y. Dott
                                           -----------------------
                                           Jackson Y. Dott
                                           President and CEO